MDT SHORT-TERM BOND FUND

(A portfolio of MDT Funds)
SUPPLEMENT TO PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 28, 2005, AS REVISED JULY 17, 2006.



TO SHAREHOLDERS OF MDT SHORT-TERM BOND FUND (the "MDT Fund"), A PORTFOLIO OF MDT FUNDS (the "Trust"): A special meeting of the shareholders of the MDT Fund, will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern time), on November 17, 2006, for the following purposes:

              1. To  approve or disapprove a new Investment Management Agreement between Federated MDTA LLC (the "MDT Adviser") and the Trust for the MDT Fund, that would take effect on November 17, 2006;

              2. To  approve or disapprove a  proposed  Agreement  and  Plan  of
                 Reorganization (the "Reorganization") pursuant to which Federated Short-Term Income Fund (the "Federated Fund") would acquire all of the assets of the MDT Fund in exchange for Class A Shares and Institutional Shares of the Federated Fund to be distributed pro rata by the MDT Fund to its shareholders, in complete liquidation and termination of the MDT Fund, and

              3. To transact such other business as may properly come before the special meeting or any adjournment thereof.

   If approved by shareholders, this Reorganization will take effect as of the close of business on November 17, 2006. Shareholders will be notified if the New Investment Management Agreement or the Reorganization is not approved.



                                                              September 18, 2006





Federated Securities Corp., Distributor
Cusip 683898696
Cusip 683898688
Cusip 683898308
35343 (9/06)




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